Exhibit 10.3

Execution copy

THIRD AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

(Incremental Facility Amendment)

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 17, 2006, is made by and between PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (the “Administrative Agent”).

Recitals

Whereas, the Borrower, the Lenders, and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of December 14, 2005 (as amended by that First Amendment to the Second Amended and Restated Credit Agreement, dated as of December 22, 2005, and that Second Amendment to the Second Amended and Restated Credit Agreement, dated as of October 11, 2006, the “Credit Agreement”). Any terms defined in the Credit Agreement and not defined in this Amendment are used herein as defined in the Credit Agreement;

Whereas, the Borrower has agreed to execute this Amendment pursuant to Section 2.8 of the Credit Agreement to effectuate the Incremental Facility in the aggregate amount of $250,000,000;

Whereas, the Administrative Agent has agreed to use all commercially reasonable efforts to arrange for the Lenders or New Lenders to provide such Incremental Loans and in connection therewith has agreed with Borrower that Borrower’s execution hereof and such Lenders and New Lenders execution of the New Lender Addendums as contemplated under the Credit Agreement shall constitute the Incremental Facility Activation Notice under and as required by Section 2.8(e) of the Credit Agreement, the Administrative Agent and Borrower are entering into this Amendment to incorporate such Incremental Loans into the Credit Agreement; and

Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower and the Administrative Agent agree as follows:

1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby amended as follows:

1.1 Amendment to Section 1.

(a) Section 1.1 of the Credit Agreement shall be amended by adding the following new definitions in the appropriate alphabetical order:

“Condition Satisfaction Date”: the Amendment Effective Date as defined in the Third Amendment.”

“Current Interest Period”: as defined in Section 2.16(e).”

“Existing Term Loans”: the Term Loans made as of the Effective Date.”

“Existing Term Lenders”: the Term Loan Lenders as of the Effective Date.”

“Incremental Revolving Credit Commitment”: as to any Lender, the obligation of such Lender, if any, to make Incremental Revolving Credit Loans, in an aggregate principal amount and/or face amount not to exceed the amount set forth in the New Lender Supplement or the Assignment and Acceptance delivered by such Lender, as the case may be, to the Administrative Agent and the Borrower. The aggregate amount of the Incremental Revolving Credit Commitments is $175,000,000.”

“Incremental Revolving Credit Lender”: each Lender that has an Incremental Revolving Credit Loan Commitment or that is a holder of Incremental Revolving Credit Loans.”

“Third Amendment”: that certain Third Amendment to Second Amended And Restated Credit Agreement, dated as of November 17, 2006, between Borrower and Administrative Agent.”

“Incremental Term Loan Commitment”: as to any Lender, the obligation of such Lender, if any, to make Incremental Term Loans in an aggregate principal amount not to exceed the amount set forth in the New Lender Supplement or the Assignment and Acceptance delivered by such Lender, as the case may be, to the Administrative Agent and Borrower. The original aggregate amount of the Incremental Term Loan Commitments is $75,000,000.”

“Incremental Term Loan Lenders”: each Lender that has a Incremental Term Loan Commitment or that is the holder of Incremental Term Loans.”

(b) Section 1.1 of the Credit Agreement shall be amended by deleting and adding the following definitions in lieu thereof:

“Revolving Credit Loans”: collectively, as described in Section 2.4 (including the Incremental Revolving Credit Loans).”

“Revolving Credit Lender”: each Lender that (i) has a Revolving Credit Commitment or that is the holder of Revolving Credit Loans, and/or (ii) is an Incremental Revolving Credit Lender.”

“Term Loans”: collectively, Existing Term Loans and Incremental Term Loans.”

“Term Loan Lenders”: each Lender that has a Term Loan Commitment or that is the holder of Term Loans.”

“Term Loan Commitment”: as to any Lender, (i) an obligation of such Lender as of the Effective Date to make a Loan pursuant to Section 2.1(a) and/or (ii) an Incremental Term Loan Commitment.”

(c) Section 1.1 of the Credit Agreement shall be amended by deleting the last sentence at the end of the definition of “Revolving Credit Commitment”, and replacing it with the following:

“The original aggregate amount of the Total Revolving Credit Commitments is $450,000,000; provided that, the Total Revolving Credit Commitments shall be automatically increased by the amount of the Incremental Revolving Credit Commitment, to $625,000,000, upon the occurrence of the Condition Satisfaction Date.”

1.2 Amendment to Section 2.

(a) Clause (a) in Section 2.1 shall be deleted in its entirety and replaced with the following:

“Subject to the terms and conditions hereof, the Existing Term Loan Lenders severally agree to make Existing Term Loans to the Borrower, on a pro rata basis according to their respective Term Loan Percentage, in the maximum aggregate principal amount equal to $200,000,000. The Existing Term Loans shall be made in a single drawing on the Effective Date. The Incremental Term Loans shall be made in a single drawing on the Condition Satisfaction Date. The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.14; provided that no Term Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Term Loan Maturity Date. For any Incremental Term Loans funded on the Condition Satisfaction Date, the initial Interest Period (and the respective Eurodollar Rate) in effect on the Condition Satisfaction Date will be the same as the interest period in effect for the Existing Term Loans (the “Current Interest Period”) and the Eurodollar Rate during such initial Interest Period will equal the Eurodollar Rate applicable to the Existing Term Loans during the Current Interest Period.”

2. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Administrative Agent to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent that:

2.1 Organizational Power; Authorization; Enforceable Obligations. The Borrower has the organizational power and authority, and the legal right, to make, deliver and perform this Amendment and each Subsidiary Guarantor has the organizational power and authority, and the legal right, to make, deliver and perform the Consent of Guarantors in the form of Exhibit A attached hereto (the “Consent”). Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery, and performance of this Amendment and the Consent, as applicable, and the performance of the Loan Documents to which it is a party as modified by this Amendment. This Amendment and the Consent have each been duly executed and delivered on behalf of each Loan Party that is a party thereto. This Amendment, the Consent, and the Loan Documents, as amended by this Amendment, constitute a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

2.2 No Legal Bar. The execution, delivery and performance of this Amendment, the Consent and the Loan Documents, as modified by this Amendment, will not violate in any material respect any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents or permitted thereunder). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

2.3 No Default. After giving effect to this Amendment, no event has occurred, is continuing, or will result from, the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.

2.4 Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the Amendment Effective Date (as defined below).

3. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment, and the consents and approvals contained herein, shall be effective on the date (the “Amendment Effective Date”) when each of the following conditions has been satisfied:

3.1 Execution of Amendment. The Borrower and the Administrative Agent shall have executed this Amendment and the Borrower shall have delivered this Amendment to the Administrative Agent.

3.2 Execution of Subsidiary Guarantor Consent. Each of the Guarantors shall have executed and delivered to the Administrative Agent the Consent of Guarantors in the form of Exhibit A attached hereto.

3.3 Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date after giving effect to this Amendment.

3.4 No Default. After giving effect to this Amendment and the extension of credit to be made on such date and the application of the proceeds of such extension of credit, no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date.

3.5 Delivery of Documents. The Administrative Agent shall have received such other documents as the Administrative Agent may reasonably request in connection with this Amendment.

3.6 Loan Documents. The Administrative Agent shall have received the amendments to the other Loan Documents required by Administrative Agent, executed and delivered by a duly authorized officer of the Borrower and each Subsidiary Guarantor, as applicable, as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Secured Parties, a valid security interest in the Collateral in support of the Obligations (including the Obligations in respect of the Incremental Term Loans and the Incremental Revolving Credit Loans).

3.7 Legal Opinions. The Administrative Agent shall have received such legal opinions of special or local counsel as the Administrative Agent reasonably requests in connection with this Amendment and the amendments and modifications of the Loan Documents contemplated hereunder.

3.8 Filings, Registrations and Recordings. Each document required by this Amendment or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create and/or maintain in favor of the Administrative Agent, for the benefit of the Secured Parties, a first priority (except for Liens permitted under the Security Documents) perfected Lien on the Collateral described therein in support of the Obligations , shall have been filed, registered or recorded or shall have been delivered to the Administrative Agent and be in proper form for filing, registration or recordation.

3.9 Title Endorsements. The Borrower shall have delivered to the Administrative Agent title and extended coverage insurance for each real property Collateral covering the amount of the Incremental Loans containing such endorsements and affirmative coverage as the Administrative Agent may reasonably request.

3.10 Gaming Approvals. The Borrower shall have received all approvals from all applicable Gaming Authorities necessary or, in the discretion of the Administrative Agent, advisable in connection with the Incremental Loans.

3.11 Notice. The Administrative Agent shall have received a Borrowing Notice in respect of the Incremental Term Loans in accordance with the requirements of the Credit Agreement, as amended by this Amendment.

3.12 Consummation of Sands Acquisition. The Sands Acquisition shall have been consummated or substantially simultaneously with the borrowing under the Incremental Loans, shall be consummated, or the Borrower has irrevocably committed to the consummation of the same, and the Borrower shall have complied with all applicable requirements of Section 6.10.

3.13 Syndication of Incremental Facility. The Administrative Agent shall have successfully arranged the Lenders or New Lenders to provide the full amount of the Incremental Term Loans and the Incremental Revolving Credit Loans and the Administrative Agent shall have received the executed New Lender Supplement or Assignment and Acceptance from each such Lender or New Lender.

4. EFFECT OF AMENDMENT; RATIFICATION. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.

5. BORROWER CONFIRMATION. The Borrower confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Loan Parties has any defenses, setoffs or counterclaims to its Obligations.

6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7. NO WAIVER. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

8. INTEGRATION. The Credit Agreement (as amended by this Amendment) represents the entire agreement of the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein.

9. CAPTIONS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.

10. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.

BORROWER:

PINNACLE ENTERTAINMENT, INC., a Delaware corporation,

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and CFO

S-1

ADMINISTRATIVE AGENT:

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Diane Albanese
	Name:	Diane Albanese
	Title:	Authorized Signatory

S-2

Exhibit A

CONSENT OF GUARANTORS

Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect, and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 17th day of November, 2006.

BILOXI CASINO CORP., a Mississippi corporation
CASINO MAGIC CORP., a Minnesota corporation
CASINO ONE CORPORATION, a Mississippi corporation
PNK (BOSSIER CITY), INC., a Louisiana corporation
ST. LOUIS CASINO CORP., a Missouri corporation

By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and Chief Financial Officer/Treasurer

BELTERRA RESORT INDIANA, LLC, a Nevada limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Executive Vice President and CFO

BOOMTOWN, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Executive Vice President and CFO

OGLE HAUS, LLC, an Indiana limited liability company

By:	Belterra Resort Indiana, LLC, its sole member

	By:	Pinnacle Entertainment, Inc., its sole member

		By:	/s/ Stephen H. Capp
			Name:	Stephen H. Capp
			Title:	Executive Vice President and CFO

PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company

By:	Pinnacle Entertainment, Inc., its sole member and manager

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Executive Vice President and CFO

PNK (RENO), LLC, a Nevada limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Executive Vice President and CFO

LOUISIANA-I GAMING, a Louisiana partnership in Commendam

By:	Boomtown, LLC, its general partner

	By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Executive Vice President and CFO

PNK (ES), LLC, a Delaware limited liability company

	By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Executive Vice President and CFO

PNK (ST. LOUIS RE), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., it sole member

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Executive Vice President and CFO

PNK (ST. LOUIS 4S), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp
		Name:	Stephen H. Capp
		Title:	Executive Vice President and CFO

PNK (CHILE 1), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and CFO

PNK (CHILE 2), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Stephen H. Capp
	Name:	Stephen H. Capp
	Title:	Executive Vice President and CFO

YANKTON INVESTMENTS, LLC, a Nevada limited liability company

	By:	/s/ Lynn Marie Handler
	Name:	Lynn Marie Handler
	Title:	its sole Manager